SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

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                                     FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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   Date of Report (Date of earliest event reported):  October 19, 1995


                                BNH BANCSHARES, INC.
                __________________________________________________
              (Exact Name of Registrant as Specified in its Charter)


           CONNECTICUT                             06-1126899
           ___________                             __________

     (State or Other Jurisdiction of      (I.R.S. Employer Identification
     Incorporation)                       Number)



                                    0-14018
                                    _______

                            Commission File Number
                            ______________________

             209 Church Street, New Haven, Connecticut  06510
             ________________________________________________

        (Address of Principal Executive Offices)      (Zip Code)





                              (203) 498-3500
                              ______________

          (Registrant's telephone number, including area code)




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On October 19, 1995, the Audit Committee of the Board of Directors of BNH Bancshares, Inc. (the "Company") recommended and the Board of Directors of the Company approved the dismissal of Price Waterhouse LLP, effective October 19, 1995, as the independent accountants engaged to perform the audit examination of the Company's financial statements for the year ending December 31, 1995. On October 19, 1995, the Company notified Price Waterhouse LLP of the Board of Directors' decision to replace Price Waterhouse LLP as independent accountants of the Company. Price Waterhouse LLP has acted as the auditors of the Company since the fiscal year ending December 31, 1987.

     The reports of Price Waterhouse LLP on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that their report on the Company's financial statements for the year ended December 31, 1993 included an explanatory paragraph regarding the uncertainty that the Company could continue as a going concern.

     During the Company's two most recent fiscal years and the subsequent interim period ending October 19, 1995, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused Price Waterhouse LLP to make reference thereto in their report on the financial statements for such years.

     (b) On October 19, 1995, the Audit Committee of the Board of Directors also recommended and the Company's Board of Directors approved the engagement of Coopers & Lybrand L.L.P., effective October 19, 1995, to perform the audit examination of the Company's financial statements for the year ending December 31, 1995. During the Company's two most recent fiscal years and through October 19, 1995, the Company has not consulted with Coopers & Lybrand on items which (1) were or should have been subject to SAS 50 or (2) concerned with subject matter of a disagreement or reportable event with the former auditor.

     (c) The Company has requested that Price Waterhouse LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated October 23, 1995, is filed as Exhibit 16 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

(a) and (b)  --  Inapplicable.

(c)  EXHIBITS

     (16) Letter from Price Waterhouse LLP to the Securities and Exchange Commission, dated October 23, 1995.





                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BNH BANCSHARES, INC.,
                                         Registrant


                                       By /S/ F. Patrick McFadden, Jr.
                                         ______________________________
                                         F. Patrick McFadden, Jr.
                                         President and Chief Executive
                                           Officer



DATED:  October 25, 1995









































                                   EXHIBIT INDEX



EXHIBIT NO.                                                    PAGE
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   16        Letter from Price Waterhouse LLP to the
             Securities and Exchange Commission, dated
             October 23, 1995.